Exhibit 10.33

EXECUTION COPY AMENDMENT dated as of February 22, 2002
(this "Amendment") to the Credit Agreement dated as of December 12, 1997, as amended and restated as of November 17, 1998, and as subsequently amended (the "Credit Agreement"), among FREEPORT-McMoRan SULPHUR LLC, a Delaware limited liability company (the "Borrower"); McMoRan EXPLORATION CO., a Delaware corporation, as guarantor (in such capacity, the "Guarantor"); the several lenders from time to time party thereto (collectively, the "Lenders"); JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Lenders (in such capacity, the "Collateral Agent"; the Administrative Agent and the Collateral Agent being collectively referred to herein as the "Agents"); and HIBERNIA NATIONAL BANK, a national banking association, as co-agent for the Lenders (the "Co-Agent").

WHEREAS the Borrower and the Guarantor have requested that the Lenders approve amendments to certain provisions of the Credit
Agreement;

WHEREAS the Lenders are willing, on the terms, subject to the conditions and to the extent set forth below, to amend such provisions; and

WHEREAS capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. Amendments. Effective as of the February 2002
Amendment Effective Date (as defined in Section 3 hereof), the
Credit Agreement is hereby amended as follows:
(a) The following definition in Section 1.01 is amended and restated in its entirety as follows:
"Maturity Date" means the earlier of (i) the consummation by the Borrower of the disposition of its sulphur transportation and terminaling business and (ii) March 1, 2002.

SECTION 2. Representations and Warranties. Each of the Borrower and the Guarantor represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby,
(a) the representations and warranties of the Borrower or the Guarantor, as applicable, set forth in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing.
SECTION 3. Effectiveness. This Amendment shall become effective as of the first date (the "February 2002 Amendment Effective Date") when the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of each of the Borrower, the Guarantor and each of the Lenders.

SECTION 4. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK.

SECTION 5. No Other Amendments. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the Borrower, the Guarantor and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

FREEPORT-McMoRan SULPHUR LLC,
by
Name: Title:
McMoRan EXPLORATION CO., as Guarantor,
by
Name: Title:

JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), individually and as Administrative Agent, Documentary Agent and Collateral Agent, by
Name: Title:

HIBERNIA NATIONAL BANK,
by
Name: Title:

BANK OF MONTREAL,
by
Name: Title:

THE BANK OF NOVA SCOTIA,
by
Name: Title:

THE BANK OF TOKYO-MITSUBISHI, LTD., HOUSTON AGENCY, by
Name: Title:

THE FUJI BANK, LIMITED,
by
Name: Title:

GE CAPITAL CFE, INC.,
by
Name: Title:

BANK ONE, NA (f/k/a Bank One Louisiana, NA), by
Name: Title: